LETTER OF TRANSMITTAL

To Accompany Shares of Common Stock of

The Taiwan Fund, Inc.

Tendered Pursuant to the Offer Dated May 15, 2012

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK TIME, ON JUNE 13, 2012, UNLESS THE OFFER IS EXTENDED.

THE DEPOSITARY FOR THE OFFER IS:

By First Class Mail:

Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011

By Overnight Courier:

Computershare c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s): (Please fill in, if blank, exactly as name(s) appear on certificate(s))	Share(s) Tendered (Attached additional signed schedule if necessary)
	Certificate Number(s)*	Total Number of Shares Represented by Certificates	Number of Shares Tendered**	Dividend Reinvestment and Cash Purchase Plan Shares Tendered***

Total Shares Tendered (Including uncertificated Shares held directly by the Plan Administrator pursuant to the Dividend Reinvestment and Cash Purchase Plan)

    *      Need not be completed by Stockholders who tender Shares by book-entry transfer.

  **      Unless otherwise indicated, it will be assumed that all Shares evidenced by any certificates delivered to the Depositary are being tendered. See Instruction 5.

***      If the Shares tendered include Shares held by the Plan Administrator pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan, Stockholders should so indicate by checking the box below.

THE UNDERSIGNED TENDERS ALL UNCERTIFICATED SHARES THAT MAY BE HELD IN THE NAME OF THE REGISTERED HOLDER(S) BY THE FUND’S TRANSFER AGENT PURSUANT TO THE FUND’S DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN.

☐  YES                ☐  NO

Note: If you do not check either of the boxes above, uncertificated Shares, if any, held in the name of the registered holder(s) by the Fund’s transfer agent pursuant to the Fund’s Dividend Reinvestment and Cash Purchase Plan will not be tendered.

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE STOCKHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

This Letter of Transmittal is to be used (a) if certificates for Shares (as defined below) are to be forwarded herewith, or (b) if uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s dividend reinvestment and cash purchase plan are to be tendered, or (c) if tenders are to be made by book-entry transfer to any of the accounts maintained by the Depositary (as defined below) at the Depository Trust Company (“DTC” or the “Book-Entry Transfer Facility”) pursuant to the procedure set forth in Section 3, “Procedure for Tendering Shares,” of the Fund’s Offer to Repurchase dated May 15, 2012. Stockholders (as defined below) whose certificates are not immediately available or who cannot deliver certificates for Shares (other than uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s dividend reinvestment and cash purchase plan) or deliver confirmation of the book-entry transfer of their Shares into the Depositary’s account at the Book-Entry Transfer Facility and all other documents required hereby to the Depositary prior to 5:00 p.m., New York time, on the Termination Date (as defined below), may nevertheless tender their Shares according to the guaranteed delivery procedures set forth in Section 3, “Procedure for Tendering Shares,” of the Fund’s Offer to Repurchase dated May 15, 2012. See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:	Transaction Code Number:

If the tendered Shares are being tendered by a Nominee Holder on behalf of its customers, please state the number of customer accounts for whose benefit the tender is made:

☐	CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ THE ACCOMPANYING DOCUMENTS AND INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to The Taiwan Fund, Inc., a Delaware corporation (the “Fund”), the number of shares of the Fund’s common stock, $0.01 par value per share (the “Shares”), described below, at a price (the “Purchase Price”) per Share, net to the seller in cash, equal to 99% of the net asset value (“NAV”) per Share in U.S. dollars as of the close of regular trading on the New York Stock Exchange on June 14, 2012, or the next business day following such later date to which the Offer is extended, upon the terms and subject to the conditions set forth in the Fund’s Offer to Repurchase, dated May 15, 2012, receipt of which is hereby acknowledged in this Letter of Transmittal (which together with the Fund’s Offer to Repurchase constitute the “Offer”). The Offer will expire at 5:00 p.m., New York time on June 13, 2012, or such later date to which the Offer is extended (the “Termination Date”).

The Offer is not being made to (nor will tenders be accepted from or on behalf of) holders of Shares in any jurisdiction in which the making of the Offer or the acceptance thereof would not be in compliance with the laws of such jurisdiction. The Fund may, in its sole discretion, take such action as it may deem necessary to make the Offer in any such jurisdiction.

The Fund is not aware of any jurisdiction in which the making of the Offer or the acceptance of Shares in connection therewith would not be in compliance with the laws of such jurisdiction. Consequently, the Offer is currently being made to all holders of Shares. However, the Fund reserves the right to exclude any stockholder of the Fund (each a “Stockholder”) in any jurisdiction in which it is asserted that the Offer cannot lawfully be made. So long as the Fund makes a good faith effort to comply with any state law deemed applicable to the Offer, the Fund believes that the exclusion of Stockholders residing in such jurisdiction is permitted under Rule 13e-4(f)(9) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In any jurisdiction where the securities, blue sky or other laws require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on the Fund’s behalf by one or more brokers or dealers licensed under the laws of such jurisdiction.

Subject to, and effective upon, acceptance for payment of Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Fund all right, title and interest in and to all of the Shares that are being tendered hereby and that may be accepted for purchase by the Fund pursuant to the Offer (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Termination Date) and irrevocably constitutes and appoints Computershare Trust Company, N.A. (the “Depositary”) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any such dividends, distributions, other Shares or other securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates for such Shares (and any such dividends, distributions, other Shares or other securities or rights) or transfer ownership of such Shares (and any such dividends, distributions, other Shares or other securities or rights), together, in either such case, with all accompanying evidences of transfer and authenticity to or upon the order of the Fund, upon receipt by the Depositary, as the undersigned’s agent, of the Purchase Price, (b) present such Shares (and any such dividends, distributions, other Shares or other securities or rights) for transfer on the books of the Fund, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such dividends, distributions, other Shares or other securities or rights), all in accordance with the terms and conditions of the Offer.

The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Termination Date); (b) when and to the extent the Fund accepts the Shares for purchase, the Fund will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, proxies, encumbrances or other obligations relating to their sale or transfer, and not subject to any adverse claim; (c) the undersigned has a “net long position” in the shares tendered within the meaning of Rule 14e-4 under the Exchange Act and the tender of such Shares by the undersigned complies with Rule 14e-4; (d) on request, the undersigned will execute and deliver any additional documents deemed by the Depositary or the Fund to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any and all dividends, distributions, other Shares or other securities or rights issued or issuable in respect of such Shares on or after the Termination Date); and (e) the undersigned has read and agreed to all of the terms of the Offer.

The name(s) and address(es) of the registered owner(s) should be printed as they appear on the registration of the Shares. If the Shares tendered for purchase are in certificate form, the certificate(s) representing such Shares must be returned together with this Letter of Transmittal.

The undersigned recognizes that the Fund is offering to purchase up to 50% of its issued and outstanding Shares. The undersigned further recognizes that if the number of Shares tendered for purchase exceeds the number of Shares the Fund is offering to purchase, the Fund will purchase tendered Shares on a pro rata basis.

The undersigned recognizes that the Fund may, in its discretion, accept all Shares tendered by Stockholders who own not more than 99 Shares and tender all their Shares for purchase in this Offer, before pro rating the Shares tendered by other Stockholders.

The undersigned recognizes that, under certain circumstances set forth in the Offer, the Fund may terminate or amend the Offer or may not be required to purchase any of the Shares tendered for purchase. In any such event, the undersigned understands that certificate(s) for the Shares not purchased, if any, will be returned to the undersigned at its registered address.

The undersigned understands that acceptance of Shares by the Fund for purchase represents a binding agreement between the undersigned and the Fund upon the terms and conditions of the Offer.

The Fund is not responsible for any errors or deficiencies in a submission and will not be verifying the accuracy of submissions.

All authority conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and all obligations of the undersigned under this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Termination Date in accordance with Section 4, “Rights of Withdrawal,” of the Fund’s Offer to Repurchase. After the Fund has accepted tendered Shares for payment, tenders made pursuant to the Offer will be irrevocable. If the Fund has not yet accepted tendered Shares for payment, you may withdraw your tendered Shares after 5:00 p.m. New York City time on July 11, 2012.

ODD LOTS

(SEE INSTRUCTION 14)

This section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of not more than 99 Shares. The undersigned either (check only one box):

☐	Is the beneficial or record owner of an aggregate of not more than 99 Shares, all of which are being tendered; or

☐	Is a broker, dealer, commercial bank, trust company or other nominee that (a) is tendering for the beneficial owner(s) thereof Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by such beneficial owner(s), that each such person is the beneficial owner of an aggregate of not more than 99 Shares and is tendering all of such Shares;

and, in either case, hereby represents that the above indicated information is true and correct as to the undersigned.

SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS

The undersigned understands that the valid tender of Shares pursuant to any one of the procedures described in Section 3, “Procedure for Tendering Shares,” of the Fund’s Offer to Repurchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Fund upon the terms and subject to the conditions of the Offer.

The undersigned recognizes that under certain circumstances set forth in the Offer, the Fund may not be required to purchase any of the Shares tendered hereby, or may accept for purchase fewer than all of the Shares tendered hereby.

Unless otherwise indicated herein under “Special Payment Instructions,” please return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) in the name(s) of the registered holder(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of Shares Tendered.” In the event that either the Special Delivery Instructions or the Special Payment Instructions are completed, please return such certificates to the person or persons so indicated. The undersigned recognizes that the Fund has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Fund does not accept for payment any of the Shares so tendered. The undersigned further recognizes that the Special Payment Instructions and the Special Delivery Instructions are not applicable to Shares tendered by book-entry transfer, nor to uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s dividend reinvestment and cash purchase plan which may be tendered hereby.

SPECIAL PAYMENT INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 6, 7 and 9)	(See Instructions 6, 7 and 9)
To be completed ONLY if certificates for Shares not tendered or not purchased are to be issued in the name of and sent to someone other than the undersigned.	To be completed ONLY if certificates for Shares not tendered or not purchased are to be issued in the name of the undersigned, but sent to someone other than the undersigned or to the undersigned at an address other than that shown above.
Issue Certificate to:	Mail Certificate to:
Name	Name
(Please Print)	(Please Print)
Address	Address

(City, State, Zip Code)	(City, State, Zip Code)
Complete Payer Substitute Form W-9

(Taxpayer Identification (Social Security) Number)

SIGN HERE

(Important: Also complete and Sign the Substitute Form W-9 Herein)

(Signatures of Stockholder(s))

Dated:                     , 2012

(This form must be signed by the registered holder(s) exactly as name(s) appear(s) on certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted herewith. If signature is by attorney-in-fact, executor, administrator, trustee, guardian, agent, officer of a corporation or another person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 6.)

Name(s)

(Please Print)

Capacity (Full Title)

Address

City	State	Zip Code

Area Code and Telephone Number

Employer Identification or Social Security Number

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 6)

Authorized Signature(s)

Name

(Please Print)

Name of Firm

Address

City	State	Zip Code

Dated:                     , 2012

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Offer

1.	Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder has completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” herein, or (ii) if such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, a commercial bank, credit union, savings association or trust company having an office, branch or agency in the United States, or other entity which is a member in good standing of a stock transfer association’s approved medallion program (each being hereinafter referred to as an “Eligible Institution”). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 6.

2.	Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be used only (a) if certificates are to be forwarded herewith, (b) if uncertificated Shares held by the Fund’s transfer agent pursuant to the Fund’s dividend reinvestment and cash purchase plan are to be tendered, or (c) if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3, “Procedure for Tendering Shares,” of the Fund’s Offer to Repurchase. Certificates for all physically tendered Shares, or confirmation of a book-entry transfer in the Depositary’s account at the Book-Entry Transfer Facility of Shares tendered by book-entry transfer, together, in each case, with a properly completed and duly executed Letter of Transmittal or facsimile thereof with any required signature guarantee and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 5:00 p.m., New York time, on the Termination Date. Stockholders whose certificates are not immediately available or who cannot deliver Shares and all other required documents to the Depositary prior to 5:00 p.m., New York time, on the Termination Date, or whose Shares cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer prior to the Termination Date, may tender their Shares by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile thereof), which must be received by the Depositary prior to the Termination Date, and by otherwise complying with the guaranteed delivery procedures set forth in Section 3, “Procedure for Tendering Shares,” of the Fund’s Offer to Repurchase. Pursuant to such procedures, the certificates for all physically tendered Shares, or confirmation of book-entry transfer, as the case may be, as well as a properly completed and duly executed Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Depositary within three business days after receipt by the Depositary of such Notice of Guaranteed Delivery, all as provided in Section 3, “Procedure for Tendering Shares,” of the Fund’s Offer to Repurchase.

THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND EXCEPT AS OTHERWISE PROVIDED IN THIS INSTRUCTION 2, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. THE STOCKHOLDER HAS THE RESPONSIBILITY TO CAUSE THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER DOCUMENTS TO BE TIMELY DELIVERED.

No alternative, conditional or contingent tenders will be accepted, except as may be permitted in the Fund’s Offer to Repurchase. All tendering Stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance for payment of Shares.

3.	Lost Certificates. In the event that a Stockholder is unable to deliver to the Depositary the certificate(s) representing his or her Shares due to the loss or destruction of such certificate(s), you should contact the Depositary, at 800-426-5523 to report the lost securities. The Depositary will send you such additional documentation that you may need to complete in order to effectively surrender such lost or destroyed certificate(s) (including affidavits of loss and indemnity bonds in lieu thereof). Surrenders hereunder regarding such lost certificates will be processed only after such documentation has been submitted to and approved by the Depositary. There may be a fee in respect of lost or destroyed certificates.

4.	Inadequate Space. If the space provided is inadequate, the certificate numbers and/or number of Shares should be listed on a separate signed schedule attached hereto.

5.	Partial Tenders and Unpurchased Shares. (Not applicable to Stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the column entitled “Number of Shares Tendered”. All Shares represented by certificates listed and delivered to the Depositary are deemed to have been tendered unless otherwise indicated.

6.	Signatures on Letter of Transmittal; Stock Powers and Endorsements.

(a)	If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) on the face of the certificates.

(b)	If any of the tendered Shares are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

(c)	If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many Letters of Transmittal as there are different registrations of certificates.

(d)	If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made, or the certificates for Shares not tendered or purchased are to be issued, to a person other than the registered holder(s), in which case the endorsements or signatures on the stock powers, as the case may be, must be signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

(e)	If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, agents, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Fund of their authority to so act.

(f)	If this Letter of Transmittal is signed by a person(s) other than the registered holder(s) of the certificates listed and transmitted hereby, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder(s) appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See also Instruction 1.

7.	Stock Transfer Taxes. Except as set forth in this Instruction 7, no stock transfer tax stamps or funds to cover such stamps need accompany this Letter of Transmittal, and the Fund will pay all stock transfer taxes, if any, with respect to the transfer and sale of Shares to it pursuant to the Offer. If, however, payment of the Purchase Price is to be made to, or (in the circumstances permitted by the Fund’s Offer to Repurchase) if Shares not tendered or not purchased are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.

8.	Tender of More Than 9,288,045 Shares. If more than 9,288,045 Shares are duly tendered prior to the expiration of the Offer (and not timely withdrawn), the Fund will purchase Shares from tendering Stockholders, in accordance with the terms and conditions specified in the Offer, on a pro rata basis (disregarding fractions), in accordance with the number of Shares duly tendered by or on behalf of each Stockholder (and not timely withdrawn) during the period the Offer is open, unless the Fund determines not to purchase any Shares; however, the Fund will accept all Shares validly tendered and not properly withdrawn prior to the Termination Date by any Stockholder who owns, beneficially or of record, an aggregate of not more than 99 Shares and who tenders all such Shares by means of the Letter of Transmittal tendered by or on behalf of that Stockholder. Certificates representing Shares tendered but not purchased will be returned promptly following the termination, expiration or withdrawal of the Offer, without further expense to the tendering Stockholder.

9.	Special Payment and Delivery Instructions. If certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the person signing this Letter of Transmittal or if such certificates are to be sent to someone other than the person signing this Letter of Transmittal or to the person signing this Letter of Transmittal at an address other than that shown above, the boxes captioned “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed.

10.	Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Fund, in its sole discretion, which determination shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of any particular Shares (i) determined by it not to be in proper form or (ii) the acceptance of or payment for which may, in the opinion of the Fund’s counsel, be unlawful. The Fund also reserves the absolute right to waive any of the conditions of the Offer, in whole or in part, or any defect or irregularity in tender of any particular Shares or Stockholder, and the Fund’s interpretations of the terms and conditions of the Offer (including these instructions) shall be final and binding. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. None of the Fund, Martin Currie, APS, the Depositary, AST Fund Solutions, LLC (the “Information Agent”) or any other person shall be obligated to give notice of defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice. Unless waived, any defects or irregularities must be cured within such time as the Fund shall determine.

11.	Requests for Assistance and Additional Copies. Requests for assistance should be directed to, and additional copies of the Fund’s Offer to Repurchase, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from, the Information Agent at the address set forth at the end of this Letter of Transmittal, or from your broker, dealer, commercial bank, trust company, or other nominee. The Information Agent will also provide Stockholders, upon request, with a Certificate of Foreign Status (Form W-8BEN).

12.	Backup Withholding. To prevent U.S. federal income tax backup withholding at a rate generally equal to 28% of the gross payments made pursuant to the Offer, each U.S. Stockholder who has not previously submitted a correct, completed and signed Form W-9 to the Fund or does not otherwise establish an exemption from withholding must notify the Depositary of the Stockholder’s correct taxpayer identification number (or certify that the taxpayer is awaiting a taxpayer identification number) and provide certain other information by completing the Substitute Form W-9 included in the Letter of Transmittal. If the Depositary is not provided with the correct taxpayer identification number, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service (“IRS”) in addition to being subject to backup withholding. Certain U.S. Stockholders (including, among others, corporations) are not subject to these backup withholding requirements though they may be required to establish their exempt status.

13.

U.S. Federal Income Tax Withholding. The Fund will generally withhold 30% of the proceeds otherwise payable to a Foreign Stockholder unless the Foreign Stockholder has established that it is exempt from such withholding (e.g., by providing a Form W-8ECI) or entitled to a reduced rate of withholding (e.g., by providing a Form W-8BEN that claims the benefit of an income tax treaty that reduces the withholding rate on dividends). A Foreign Stockholder may be entitled to a refund from the IRS on all or a portion of any tax withheld (e.g., because the payment to them is not characterized as a dividend for U.S. federal income tax purposes). Foreign Stockholders are urged to consult their own tax advisors regarding the application of federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

14.	Odd Lots. As described in Section 1 of the Offer to Repurchase and Instruction 8, the Fund will accept all Shares validly tendered and not properly withdrawn prior to the Termination Date by any Stockholder who owns, beneficially or of record, an aggregate of not more than 99 Shares. This preference will not be available unless the item captioned “Odd Lots” is completed.

SUBSTITUTE FORM W-9

TO BE COMPLETED BY U.S. STOCKHOLDERS ONLY

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification

Part 1 — Please provide your name in the box at right.

Taxpayer Identification Number (“TIN”) — ENTER YOUR TIN IN THE BOX AT RIGHT. (For most individuals, this is your social security number. If you do not have a TIN, see “Obtaining a Number” in the Guidelines included in this form) CERTIFY BY SIGNING BELOW.

Enter the appropriate tax classification:

                     (I = individual / sole proprietor, C = corporation, S = S corporation, P = partnership, T = trust / estate, O = other).

If other (explain)

Name Social Security Number(s) (If awaiting TIN, write “Applied For”) OR Employer Identification Number(s) (If Awaiting TIN, write “Applied For”)

Part 2 — For payees exempt from backup withholding, please write “Exempt” here (see Guidelines):

Part 3 — Certification — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct TIN (or I am waiting for TIN to be issued to me); and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Certificate Instructions. You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of U.S. person                                      Date                     , 2012

NOTE: FAILURE TO FURNISH YOUR CORRECT TIN MAY RESULT IN PENALTIES IMPOSED BY THE IRS. ADDITIONALLY, FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OR MAY RESULT IN A DEFECTIVE TENDER WHEREBY THE FUND WILL NOT BE ABLE

TO PURCHASE YOUR SHARES. FOR ADDITIONAL DETAILS, PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.”

You must complete the following certificate if you wrote “Applied For” in Part 1 of Substitute Form W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number before payments are made, all reportable payments made to me will be subject to backup withholding.

Signature                                                       Date                     , 2012

FOR U.S. STOCKHOLDERS ONLY

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You)

To Give the Payer — Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended (the “Code”). “IRS” is the Internal Revenue Service.

For This Type of Account:	Give The Taxpayer Identification of:

1. Individual	The individual

2. Two or more individuals (joint account)	The actual owner of the account, or if combined funds, the first individual on the account(1)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

4.a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust that is not a legal or valid trust under state law	The actual owner(1)

5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)

6. Disregarded entity not owned by an individual	The owner

7. A valid trust, estate or pension trust	The legal entity(4)

8. Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation

9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

10. Partnership or multi-member LLC	The partnership

11. A broker or registered nominee	The broker or nominee

12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

OBTAINING A NUMBER

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, at www.irs.gov, and apply for a number. U.S. resident aliens who cannot obtain a Social Security Number must apply for an ITIN (Individual Taxpayer Identification Number) on Form W-7.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

(i)	An organization exempt from tax under Code Section 501(a), an individual retirement account (IRA), or a custodial account under Code Section 403(b)(7) if the account satisfies the requirements of Code Section 401(f)(2).

(ii)	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or agency or instrumentality of any one or more of the foregoing.

(iii)	An international organization or any agency or instrumentality thereof.

(iv)	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees	that may be exempt from backup withholding include:

(i)	A corporation.

(ii)	A financial institution.

(iii)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(iv)	A real estate investment trust.

(v)	A common trust fund operated by a bank under Code Section 584(a).

(vi)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(vii)	A middleman known in the investment community as a nominee or custodian.

(viii)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(ix)	A foreign central bank of issue.

(x)	trust exempt from tax under Section 664 or described in Code Section 4947.

Exempt payees described above can file a Substitute Form W-9 included in this Letter of Transmittal to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. If you are not a U.S. person and are not subject to backup withholding, you should file with the payer the completed applicable Form W-8.

PRIVACY ACT NOTICE — Code Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply, including those listed below.

PENALTIES

1.	Failure to Furnish Taxpayer Identification Number — If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of US$50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

2.	Civil Penalty for False Information With Respect to Withholding — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a US$500 penalty.

3.	Criminal Penalty for Falsifying Information —Willfully falsifying certificates or affirmations may subject you to criminal penalties including fines and/or imprisonment.

4.	Misuse of Taxpayer Identification Numbers — If the requester discloses or uses Taxpayer Identification Numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

For additional information, consult your tax adviser or the IRS.

IMPORTANT: This Letter of Transmittal or a manually signed facsimile thereof (together with certificates for Shares and all other required documents) or the Notice of Guaranteed Delivery must be received by the Depositary prior to 5:00 p.m., New York time, on June 13, 2012, at the appropriate address set forth below:

The Depositary:

By First Class Mail:

Computershare c/o Voluntary Corporate Actions P.O. Box 43011 Providence, RI 02940-3011

By Overnight Courier:

Computershare c/o Voluntary Corporate Actions 250 Royall Street Suite V Canton, MA 02021

Any questions or requests for assistance or additional copies of this Letter of Transmittal, the Fund’s Offer to Repurchase, the Notice of Guaranteed Delivery and other accompanying materials may be directed to the Information Agent at its telephone number and location listed below. Stockholders may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

110 Wall Street, 5th Floor

New York, NY 10005

Toll Free: 800-591-8254

Call Collect: 212-400-2605